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                                                                      EXHIBIT 99
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 11-K

            [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2001

                                       OR

         [  ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 1-6959

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                      MITCHELL ENERGY & DEVELOPMENT CORP.
                            THRIFT AND SAVINGS PLAN

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                      MITCHELL ENERGY & DEVELOPMENT CORP.
            (Name of issuer of securities held pursuant to the Plan)

                 P.O. BOX 4000, THE WOODLANDS, TEXAS 77387-4000
           (Address of Plan and principal executive office of issuer)

The financial statements and schedules of the Mitchell Energy & Development Corp. Thrift and Savings Plan required to be filed on Form 11-K by Section 15(d) of the Securities Exchange Act of 1934 will be filed as an amendment to this Form 10-K.

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